UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-07395
                                   ------------


                                  GROWTH TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota         55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------

Date of reporting period:    1/31
                         --------------

Growth Trends Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Growth Trends Portfolio are AXP New Dimensions Fund and American Express Financial Corporation. The shareholder report filed with this Form is the report provided to shareholders of AXP New Dimensions Fund.

Semiannual Report


                                          [RIVERSOURCE(SM) INVESTMENTS Logo]



RIVERSOURCE(SM)
NEW DIMENSIONS FUND

  SEMIANNUAL REPORT FOR THE PERIOD ENDED JAN. 31, 2006

> RIVERSOURCE NEW DIMENSIONS FUND (FORMERLY AXP(R) NEW DIMENSIONS FUND) SEEKS
  TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot....................................................3
Performance Summary..............................................4
Questions & Answers
    with Portfolio Management....................................6
Investments in Securities.......................................10
Financial Statements (Portfolio)................................17
Notes to Financial Statements (Portfolio).......................20
Financial Statements (Fund).....................................25
Notes to Financial Statements (Fund)............................28
Fund Expenses Example...........................................39
Approval of Investment Management
   Services Agreement...........................................41
Proxy Voting....................................................44
Results of Meeting of Shareholders..............................45




[Dalbar Logo]


American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
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

FUND SNAPSHOT AT JAN. 31, 2006

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PORTFOLIO MANAGERS                                                          <
------------------------------------------------------------------------------

PORTFOLIO MANAGERS         SINCE          YEARS IN INDUSTRY

Robert Ewing, CFA          10/05                16
Nick Thakore               10/05                11

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FUND OBJECTIVE                                                              <
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For investors seeking long-term growth of capital.

Inception dates by class
A: 8/1/68                  B: 3/20/95     C: 6/26/00  I: 3/4/04   Y: 3/20/95

Ticker symbols by class
A: INNDX                   B: INDBX       C: ANDCX    I: ANDIX    Y: IDNYX

Total net assets                                              $8.586 billion
Number of holdings                                                       372

------------------------------------------------------------------------------
STYLE MATRIX                                                                <
------------------------------------------------------------------------------

[GRAPH]

Shading within the style matrix indicates areas in which the Fund generally invests.


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SECTOR COMPOSITION*                                                         <
------------------------------------------------------------------------------

Percentage of portfolio assets

Financials                           17.8%
Information Technology               14.1%
Health Care                          13.6%
Consumer Discretionary               11.3%
Energy                               10.0%         [Pie Graph]
Telecommunication
Services                              9.1%
Consumer Staples                      8.2%
Industrials                           7.9%
Short-Term Securities**               3.2%
Materials                             2.5%
Utilities                             2.3%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 3.2%, 0.4% is due to security lending activity and 2.8% is the Portfolio's cash equivalent position.

------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                            <
------------------------------------------------------------------------------

Percentage of portfolio assets

Sprint Nextel (Diversified Telecommunication Services)         4.2%

Exxon Mobil (Oil & Gas)                                        3.4

Pfizer (Pharmaceuticals)                                       2.9

NTL (Media)                                                    2.4

Bank of America (Commercial Banks)                             2.2

American Intl Group (Insurance)                                2.1

General Electric (Industrial Conglomerates)                    2.0

Cisco Systems (Communications Equipment)                       1.9

Altria Group (Tobacco)                                         1.8

Citigroup (Diversified Financial Services)                     1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are subject to change.

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         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   3
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

PERFORMANCE SUMMARY


          PERFORMANCE COMPARISON
For the six-month period ended Jan. 31, 2006
               [Bar Graph]

+3.75% = RiverSource New Dimensions Fund Class A (excluding sales charge) +5.04% = Russell 1000 Growth Index(3) (unmanaged)
+4.68% = S&P 500 Index(2) (unmanaged)
+3.91% = Russell 1000 Growth Index(3) (unmanaged)
+6.01% = Lipper Large-Cap Core Funds Index(4)
+6.58% = Lipper Large-Cap Growth Funds Index(5)


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.riversource.com/funds.

(1) The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(4) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index (since Nov. 1, 2005) for purposes of determining the performance incentive adjustment.

(5) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance was measured against this index (through Oct. 31, 2005) for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
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

PERFORMANCE SUMMARY



---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                                       <
---------------------------------------------------------------------------------------------------------------------

                             CLASS A                  CLASS B                CLASS C            CLASS I    CLASS Y
(INCEPTION DATES)           (8/1/68)                 (3/20/95)              (6/26/00)          (3/4/04)   (3/20/95)
                                                             AFTER                   AFTER
                     NAV(1)         POP(2)       NAV(1)     CDSC(3)     NAV(1)      CDSC(4)     NAV(5)      NAV(6)
AT JAN. 31, 2006

6 months*            +3.75%         -2.22%      +3.35%      -0.79%      +3.35%      +2.52%      +4.02%      +3.86%

1 year               +6.41%         +0.29%      +5.58%      +1.35%      +5.59%      +4.75%      +6.94%      +6.60%

3 years             +10.57%         +8.41%      +9.73%      +8.61%      +9.72%      +9.72%        N/A      +10.78%

5 years              -2.88%         -4.02%      -3.62%      -3.93%      -3.63%      -3.63%        N/A       -2.71%

10 years             +7.30%         +6.67%      +6.48%      +6.48%        N/A         N/A         N/A       +7.46%

Since inception     +11.17%        +10.99%      +8.56%      +8.56%      -5.02%      -5.02%      +2.66%      +9.56%

AT DEC. 31, 2005

6 months*            +4.81%         -1.22%      +4.37%      +0.19%      +4.38%      +3.54%      +5.02%      +4.87%

1 year               +0.94%         -4.86%      +0.17%      -3.84%      +0.18%      -0.63%      +1.41%      +1.15%

3 years              +8.96%         +6.83%      +8.10%      +6.95%      +8.09%      +8.09%        N/A       +9.15%

5 years              -3.02%         -4.16%      -3.77%      -4.08%      -3.78%      -3.78%        N/A       -2.85%

10 years             +7.43%         +6.79%      +6.61%      +6.61%        N/A         N/A         N/A       +7.59%

Since inception     +11.13%        +10.95%      +8.42%      +8.42%      -5.45%      -5.45%      +1.53%      +9.41%


(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

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         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   5
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

QUESTIONS & ANSWERS
               WITH PORTFOLIO MANAGEMENT

On Oct. 17, 2005, RiverSource Investments' Large Cap Equity Team, led by portfolio managers Bob Ewing and Nick Thakore, began managing the RiverSource New Dimensions Fund. On Feb. 15, 2006, shareholders approved the merger of the Fund into RiverSource Large Cap Equity Fund. This merger took place on March 10, 2006.

Below, the portfolio managers discuss the Fund's results and positioning for the six-month period ended Jan. 31, 2006.

RiverSource New Dimensions Fund's Class A shares advanced 3.75%, excluding sales charge, for the six months ended Jan. 31, 2006. The Fund's primary benchmark, the Russell 1000 Index, rose 5.04%. A secondary benchmark, the Standard & Poor's 500 Composite Index (S&P 500 Index), increased 4.68% during the period. Prior to Oct. 17, 2005, the secondary benchmark was the Russell 1000 Growth Index, which for the semiannual period, was up 3.91%. The Fund's peer group, the Lipper Large-Cap Core Funds Index, gained 6.01% during the same time frame. The Fund's previous peer group, the Lipper Large-Cap Growth Funds Index, gained 6.58% for the six-month period.

Q:   What factors most significantly affected Fund performance?

A: The stock market advanced strongly during the period and RiverSource New Dimensions Fund participated in the rally, though it did not keep pace with the S&P 500 Index. The Fund's positioning in the health care and technology sectors was beneficial during the period. However, these contributions were more than offset by positioning in the consumer discretionary sector, which had the most significant negative impact on performance, as well as telecommunications services, financials and energy which were also areas of underperformance for the Fund.

     During the six-month period, the largest individual contributors to performance were Google, Apple and SanDisk Corp. Google has delivered tremendous earnings growth since its initial public offering in 2004. We believe it is still a great growth story with a reasonable valuation, although we anticipated some weakness in its short-term earnings. We reduced the Fund's Google holdings in January before the company announced its fourth quarter 2005 earnings, which fell short of analyst expectations and precipitated a sharp decline in the stock's price. Apple has performed very well, surprising some investors with the


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6   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
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

QUESTIONS & ANSWERS

> WE ADDED TO THE FUND'S TELECOMMUNICATIONS HOLDINGS BECAUSE WE BELIEVE
  THERE IS STILL A GREAT DEAL OF OPPORTUNITY IN THAT AREA.

     strength of its iPod franchise as well as growth in other areas of the company. SanDisk has benefited from strong demand for its computer flash memory cards which are used in cameras, MP3 players, video games and other consumer electronics. Both Apple and SanDisk were significant holdings under the Fund's previous management. Although we believe these stocks are good growth stories, their high valuations make them somewhat less attractive and they have been eliminated from the portfolio.

     The most significant detractors were Pulte Homes, Advance Auto Parts (which has been sold) and Comcast Cable. Homebuilders such as Pulte Homes have not performed well amid a weaker outlook for the housing market and concerns about the strength of U.S. consumers. We substantially reduced exposure to this group when we began managing the Fund. Although homebuilding stocks look cheap, their earnings are well above average and we think there could be some disappointments in the first half of 2006. Comcast Cable suffered along with other cable stocks which have been poor performers due to concerns about competition from telephone companies.

Q:   What changes did you make to the Fund during the period?

A: We took over management of the Fund on Oct. 17, 2005, and consequently made significant changes. Previously, the Fund's emphasis was on large company growth stocks, but over time, enough value stocks were added to cause a drift from the growth style to the core style. For some time, independent data providers, such as Morningstar, have classified the Fund as a core fund. With the approval of the RiverSource Funds Board of Directors, we repositioned RiverSource New Dimensions Fund as a core fund. This positioning will help make it very clear to investors how the Fund invests, and going forward it will no longer drift between growth and core styles.

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         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   7
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

QUESTIONS & ANSWERS

> WITH THE U.S. FAIRLY FAR ALONG IN THE ECONOMIC CYCLE, IT APPEARS LIKELY
  THAT ECONOMIC AND EARNINGS GROWTH COULD DECELERATE IN 2006.

     To ensure that the Fund firmly remains in its "core" position, we have initiated a multi-strategy approach, where we manage one-third of RiverSource New Dimensions Fund using a value strategy and one-third using a growth strategy. The remaining third is team-managed and driven by individual stocks selected by our analysts in their specific areas of concentration. We (i.e., senior portfolio managers Bob Ewing and Nick Thakore) oversee the Fund's performance and take overall management responsibility. We believe this multi-strategy approach capitalizes on our strongest investment capabilities and our team's best ideas, and also positions the Fund to benefit in a variety of market environments.

     During the transition to the Fund's new investment strategy, we made substantial changes to the portfolio. Previously, the Fund's technology weighting was significantly larger than the S&P 500 Index. We moved the weighting much closer to the S&P 500 Index. We increased the Fund's exposure to financial stocks, which we thought was uncomfortably low from a risk management perspective. We added to the Fund's telecommunications holdings because we believe there is still a great deal of opportunity in that area. We also reduced the Fund's health care weighting, particularly a number of health care services stocks, which we thought had become too expensive.

     To summarize the positioning after these changes, the Fund had larger-than-S&P 500 Index positions in telecommunications services and health care, with smaller-than-S&P 500 Index positions in financials, industrials, technology and utilities. All other sectors were positioned relatively close to the S&P 500 Index. This repositioning of the Fund caused an increase in the portfolio turnover rate to 114%. This activity also resulted in a $4.60 per share capital gain distribution in December.

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8   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
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

QUESTIONS & ANSWERS

     In terms of individual stocks, we made significant purchases of telecommunications firm Sprint Nextel, U.K. cable company NTL, insurance company AIG, pharmaceutical firm Pfizer, large regional bank Wells Fargo and oil companies Exxon Mobil and Chevron. We also reduced holdings of discount retailer Target, aerospace firm Boeing and home builder Pulte Homes.

Q:   How are you positioning the Fund for the current environment?

A: We have focused on a number of key themes within the portfolio. First we are looking for companies that are less dependent on the economy. With the U.S. fairly far along in the economic cycle, it appears likely that economic and earnings growth could decelerate in 2006. In such an environment, we think it makes sense to be more cautious and to focus on stocks that control their own destiny no matter the state of the economy. Secondly, it seems to us that there are more opportunities in large-cap stocks than there have been in a long time. Compared to small- and mid-cap stocks, large stocks appear inexpensive in terms of the normal relationships between these groups.

     Finally, at this time there is very little valuation difference between traditional value and growth stocks, so we don't have to pay too much to expose the portfolio to growth. For that reason, the portfolio has a bit more emphasis on growth than it typically would, but still remains firmly in the core style box.

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         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   9
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

INVESTMENTS IN SECURITIES

Growth Trends Portfolio

JAN. 31, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (96.1%)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

AEROSPACE & DEFENSE (3.1%)
Boeing                                            684,355         $46,748,290
Empresa Brasileira de Aeronautica ADR             181,557(c,f)      7,380,292
General Dynamics                                  148,887          17,324,491
Goodrich                                          630,418          24,819,557
Honeywell Intl                                  1,401,483          53,844,977
Lockheed Martin                                   737,197          49,871,377
Northrop Grumman                                  430,757          26,762,932
United Technologies                               628,772          36,701,422
                                                               ---------------
Total                                                             263,453,338
------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
United Parcel Service Cl B                        115,660           8,664,091
------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Cooper Tire & Rubber                               17,203             257,873
Dana                                                8,202             186,044
Delphi                                            132,982              42,887
Goodyear Tire & Rubber                             42,517(b,f)        664,966
Johnson Controls                                   47,157           3,265,150
Visteon                                            31,464(b)          165,186
                                                               ---------------
Total                                                               4,582,106
------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ford Motor                                        454,361           3,898,417
General Motors                                    307,273(f)        7,392,988
Harley-Davidson                                    70,520           3,774,936
                                                               ---------------
Total                                                              15,066,341
------------------------------------------------------------------------------

BEVERAGES (1.4%)
Coca-Cola                                         636,241          26,327,653
PepsiCo                                         1,647,566          94,207,823
                                                               ---------------
Total                                                             120,535,476
------------------------------------------------------------------------------

BIOTECHNOLOGY (1.7%)
Amgen                                           1,003,485(b)       73,144,022
Biogen Idec                                       707,943(b)       31,680,449
Genentech                                         300,695(b)       25,835,714
Gilead Sciences                                   210,849(b)       12,834,379
                                                               ---------------
Total                                                             143,494,564
------------------------------------------------------------------------------


------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

BUILDING PRODUCTS (0.2%)
American Standard Companies                       146,426          $5,271,336
Masco                                             384,328          11,395,325
                                                               ---------------
Total                                                              16,666,661
------------------------------------------------------------------------------

CAPITAL MARKETS (2.4%)
Bank of New York                                  935,697          29,764,522
Charles Schwab                                    405,797           6,001,738
Franklin Resources                                208,147          20,502,480
Investors Financial Services                      139,900           6,566,906
Legg Mason                                         14,069           1,824,749
Lehman Brothers Holdings                          325,478          45,713,384
Merrill Lynch & Co                                300,523          22,560,262
Morgan Stanley                                    939,119          57,708,862
State Street                                      249,583          15,089,788
                                                               ---------------
Total                                                             205,732,691
------------------------------------------------------------------------------

CHEMICALS (1.1%)
Air Products & Chemicals                           55,142           3,401,710
Bayer                                             192,383(c)        8,034,484
Dow Chemical                                      816,091          34,520,648
Eastman Chemical                                  129,610           6,248,498
Ecolab                                             53,832           1,927,724
EI du Pont de Nemours & Co                        237,512           9,298,594
Engelhard                                          29,286           1,180,226
Hercules                                           28,046(b)          328,419
Intl Flavors & Fragrances                          22,425             739,128
Lyondell Chemical                                 277,770           6,669,258
Monsanto                                           64,543           5,460,983
PPG Inds                                           41,915           2,493,943
Praxair                                            75,217           3,962,432
Rohm & Haas                                        46,373           2,360,386
RPM Intl                                          162,994           3,080,587
Sigma-Aldrich                                      17,126           1,111,135
                                                               ---------------
Total                                                              90,818,155
------------------------------------------------------------------------------

COMMERCIAL BANKS (4.7%)
Bank of America                                 4,200,808         185,801,737
Commerce Bancorp                                  398,905(f)       13,339,383
ICICI Bank ADR                                    127,849(c)        4,017,016
PNC Financial Services Group                      551,178          35,749,405
US Bancorp                                        855,722          25,594,645

See accompanying notes to investments in securities.

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10   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
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

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

COMMERCIAL BANKS (CONT.)
Wachovia                                          885,485         $48,551,143
Wells Fargo & Co                                1,431,510          89,268,964
                                                               ---------------
Total                                                             402,322,293
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Allied Waste Inds                                  64,480(b)          586,123
Apollo Group Cl A                                  39,415(b)        2,194,233
Avery Dennison                                    100,309           5,992,460
Cendant                                         1,744,199          29,197,892
Cintas                                             36,207           1,542,418
Monster Worldwide                                  27,834(b)        1,187,398
Pitney Bowes                                       58,383           2,495,289
Robert Half Intl                                   39,615           1,447,136
RR Donnelley & Sons                                52,200           1,701,720
Waste Management                                  145,857           4,606,164
                                                               ---------------
Total                                                              50,950,833
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.1%)
CBS Cl B                                          452,926          11,834,956
Cisco Systems                                   8,848,466(b)      164,316,014
Corning                                           401,450(b)        9,775,308
Nokia ADR                                       3,661,161(c)       67,292,139
Scientific-Atlanta                                263,292          11,258,366
                                                               ---------------
Total                                                             264,476,783
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.8%)
Dell                                            2,508,110(b)       73,512,704
EMC                                             2,566,419(b)       34,390,015
Hewlett-Packard                                 2,215,123          69,067,535
Intl Business Machines                            830,497          67,519,406
                                                               ---------------
Total                                                             244,489,660
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (--%)
Fluor                                              20,381           1,792,509
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                   24,117           1,733,530
------------------------------------------------------------------------------

CONSUMER FINANCE (1.2%)
American Express                                  820,662          43,043,722
Capital One Financial                             544,361          45,345,271
SLM                                               288,483          16,143,509
                                                               ---------------
Total                                                             104,532,502
------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Ball                                               26,910           1,089,855
Bemis                                              26,989             823,704
Pactiv                                             36,377(b)          809,024
Sealed Air                                         19,762(b)        1,092,246
Temple-Inland                                     373,092          17,498,015
                                                               ---------------
Total                                                              21,312,844
------------------------------------------------------------------------------


------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

DISTRIBUTORS (--%)
Genuine Parts                                      42,085          $1,789,875
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.6%)
Citigroup                                       2,960,783         137,913,272
Consumer Discretionary Select Sector SPDR Fund     44,934           1,493,157
Industrial Select Sector SPDR Fund                136,154(f)        4,295,659
JPMorgan Chase & Co                             1,826,435          72,600,791
Materials Select Sector SPDR Trust                135,811(f)        4,310,641
                                                               ---------------
Total                                                             220,613,520
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (6.4%)
ALLTEL                                            272,299          16,346,109
AT&T                                            1,564,893          40,608,973
BellSouth                                       1,181,229          33,983,958
Chunghwa Telecom ADR                              424,567(c)        7,905,438
Citizens Communications                           233,479           2,864,787
Philippine Long Distance Telephone ADR            161,152(c)        5,767,630
Qwest Communications Intl                       1,619,321(b)        9,748,312
Sprint Nextel                                  15,630,387         357,779,559
Telewest Global                                   209,615(b,c)      4,884,030
Verizon Communications                          2,264,870          71,705,777
                                                               ---------------
Total                                                             551,594,573
------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Allegheny Energy                                   38,052(b)        1,323,829
Ameren                                             50,146           2,545,411
American Electric Power                            97,204           3,627,653
CenterPoint Energy                                 71,102             908,684
Cinergy                                            50,804           2,207,434
Consolidated Edison                                60,471           2,842,742
DTE Energy                                         44,299           1,869,418
Edison Intl                                        80,416           3,523,829
Entergy                                           266,924          18,553,887
Exelon                                            602,547          34,598,248
FirstEnergy                                        83,677           4,192,218
FPL Group                                         180,716           7,552,122
PG&E                                               90,937           3,392,859
Pinnacle West Capital                              24,583           1,047,482
PPL                                               364,833          10,992,418
Progress Energy                                    62,037           2,706,054
Southern                                          639,492          22,254,322
TECO Energy                                        52,240             892,259
TXU                                               112,598           5,701,963
Xcel Energy                                       394,851           7,668,006
                                                               ---------------
Total                                                             138,400,838
------------------------------------------------------------------------------


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   11
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

ELECTRICAL EQUIPMENT (0.2%)
American Power Conversion                          44,432          $1,053,038
Cooper Inds Cl A                                   23,908           1,952,088
Emerson Electric                                  103,061           7,982,075
Rockwell Automation                                45,120           2,981,078
                                                               ---------------
Total                                                              13,968,279
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Flextronics Intl                                  767,307(b,c)      8,026,031
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.9%)
Baker Hughes                                       82,803           6,412,264
BJ Services                                        81,470           3,298,720
Cooper Cameron                                    192,153(b)        9,298,284
Halliburton                                       742,530          59,068,261
Nabors Inds                                        36,440(b,c)      2,960,750
Natl Oilwell Varco                                 40,044(b)        3,046,147
Noble                                              32,418           2,607,704
Rowan Companies                                    25,394           1,138,413
Schlumberger                                      254,808          32,475,280
TODCO Cl A                                         34,186           1,524,696
Transocean                                        317,744(b)       25,784,926
Weatherford Intl                                  364,739(b)       16,333,012
                                                               ---------------
Total                                                             163,948,457
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.4%)
CVS                                               328,139           9,109,139
Safeway                                         2,076,752          48,679,067
Wal-Mart Stores                                 1,369,568          63,150,780
                                                               ---------------
Total                                                             120,938,986
------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Cadbury Schweppes                               1,764,794(c)       17,328,462
Campbell Soup                                     391,497          11,717,505
General Mills                                     313,159          15,222,659
Kellogg                                         1,437,538          61,670,381
                                                               ---------------
Total                                                             105,939,007
------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
KeySpan                                            42,949           1,542,728
Nicor                                              10,797             441,597
NiSource                                           68,569           1,407,722
ONEOK                                             291,767           8,245,335
Peoples Energy                                     10,059             374,396
                                                               ---------------
Total                                                              12,011,778
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
Alcon                                              43,671(c)        5,586,394
Baxter Intl                                     1,965,487          72,428,196
Boston Scientific                                 825,633(b)       18,056,594


------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Guidant                                           741,319         $54,561,078
Hospira                                           101,486(b)        4,541,499
PerkinElmer                                       560,732          12,751,046
                                                               ---------------
Total                                                             167,924,807
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.0%)
Cardinal Health                                   990,488          71,354,755
Caremark Rx                                        47,373(b)        2,335,489
HCA                                               913,508          44,834,973
HealthSouth                                     1,980,137(b)        9,514,558
IMS Health                                         66,700           1,640,820
Magellan Health Services                          228,290(b)        8,328,019
McKesson                                           97,805           5,183,665
Medco Health Solutions                            516,595(b)       27,947,790
UnitedHealth Group                              1,136,611          67,537,426
Universal Health Services Cl B                     77,585           3,686,063
WellPoint                                         165,983(b)       12,747,494
                                                               ---------------
Total                                                             255,111,052
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Carnival Unit                                     132,337           6,849,763
Harrah's Entertainment                             61,963           4,560,477
Kerzner Intl                                      118,572(b,c)      7,735,637
Marriott Intl Cl A                                114,210(e)        7,610,954
McDonald's                                        626,107          21,920,006
Orient-Express Hotels Cl A                         45,409(c)        1,465,803
                                                               ---------------
Total                                                              50,142,640
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Centex                                             31,487           2,247,857
DR Horton                                          65,241           2,434,794
Fortune Brands                                     37,850           2,837,236
Harman Intl Inds                                   56,443           6,208,730
KB HOME                                            20,447           1,558,061
Leggett & Platt                                    46,300           1,139,906
Maytag                                             19,423             334,464
Pulte Homes                                        56,409           2,250,719
Snap-On                                            13,460             540,150
Sony                                              305,349(c)       14,837,931
Stanley Works                                      18,426             903,611
Whirlpool                                          16,425           1,325,169
                                                               ---------------
Total                                                              36,618,628
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.3%)
Colgate-Palmolive                                 441,178          24,216,260
Procter & Gamble                                2,254,213         133,517,036
Spectrum Brands                                 2,320,027(b)       43,871,711
                                                               ---------------
Total                                                             201,605,007
------------------------------------------------------------------------------


See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

INDUSTRIAL CONGLOMERATES (2.6%)
General Electric                                5,263,054        $172,365,018
Tyco Intl                                       2,077,751(c)       54,125,414
                                                               ---------------
Total                                                             226,490,432
------------------------------------------------------------------------------

INSURANCE (4.2%)
ACE                                               973,891(c)       53,320,532
American Intl Group                             2,774,233         181,601,292
Aon                                               601,836          20,594,828
Arch Capital Group                                235,044(b,c)     12,772,291
Aspen Insurance Holdings                        1,162,573(c)       26,948,442
Chubb                                             235,728          22,240,937
Endurance Specialty Holdings                      133,690(c)        4,402,412
Hartford Financial Services Group                 296,081          24,346,741
Max Re Capital                                    401,976(c)       10,656,384
Prudential Financial                               94,519           7,121,061
                                                               ---------------
Total                                                             364,004,920
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
eBay                                              405,180(b)       17,463,258
------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.1%)
Google Cl A                                       186,660(b,d)     80,870,445
Yahoo!                                            323,915(b)       11,123,241
                                                               ---------------
Total                                                              91,993,686
------------------------------------------------------------------------------

IT SERVICES (0.9%)
Accenture Cl A                                     91,164(c)        2,874,401
Affiliated Computer Services Cl A                 352,510(b)       22,067,126
Automatic Data Processing                         216,058           9,493,589
Cognizant Technology Solutions Cl A                35,177(b)        1,842,219
Computer Sciences                                  96,987(b)        4,917,241
First Data                                        660,593          29,792,743
Ness Technologies                                  96,326(b,c)      1,115,455
Patni Computer Systems ADR                         87,397(b,c)      2,023,241
Paychex                                            44,870           1,631,025
                                                               ---------------
Total                                                              75,757,040
------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (--%)
Mattel                                            152,555           2,517,158
------------------------------------------------------------------------------

MACHINERY (1.0%)
Caterpillar                                       495,804          33,665,091
Cummins                                            10,634           1,034,688
Danaher                                            68,409           3,874,686
Deere & Co                                        158,547          11,377,332
Dover                                              51,589           2,369,483


------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

MACHINERY (CONT.)
Eaton                                              37,743          $2,498,587
Illinois Tool Works                               131,714          11,102,173
Ingersoll-Rand Cl A                               225,571(c)        8,858,173
ITT Inds                                           39,073           4,004,983
Navistar Intl                                      16,581(b)          451,003
PACCAR                                             42,756           2,975,818
Pall                                               31,667             912,010
                                                               ---------------
Total                                                              83,124,027
------------------------------------------------------------------------------

MEDIA (7.4%)
CBS Cl B                                          789,235(b)       32,737,468
Clear Channel Communications                      339,122           9,926,101
Clear Channel Outdoor Holdings Cl A               134,678(b)        2,686,826
Comcast Cl A                                    2,306,899(b)       64,177,930
Comcast Special Cl A                              960,291(b)       26,619,267
EchoStar Communications Cl A                       87,412(b)        2,412,571
Liberty Global Cl A                             1,753,847(b)       37,532,326
Liberty Global Series C                           886,777(b)       17,930,631
Liberty Media Cl A                              3,233,135(b)       27,029,009
News Corp Cl A                                  3,987,096          62,836,633
NTL                                             3,210,023(b)      203,033,954
Time Warner                                     3,018,282          52,910,483
Vivendi Universal ADR                           2,327,228(c)       72,865,509
Walt Disney                                       706,553          17,882,856
WorldSpace Cl A                                   256,861(b,f)      3,262,135
                                                               ---------------
Total                                                             633,843,699
------------------------------------------------------------------------------

METALS & MINING (0.7%)
Alcan                                             222,799(c)       10,870,363
Alcoa                                             320,318          10,090,017
Allegheny Technologies                             20,650           1,070,703
Coeur d'Alene Mines                             2,380,921(b)       12,333,171
Freeport-McMoRan Copper & Gold Cl B                42,457           2,727,862
Newmont Mining                                    388,611          24,016,159
Nucor                                              35,695           3,006,590
                                                               ---------------
Total                                                              64,114,865
------------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
Dollar General                                     88,404           1,494,028
Federated Dept Stores                             265,125          17,665,279
JC Penney                                         544,687          30,393,535
Kohl's                                            333,742(b)       14,814,807
Target                                            568,348(e)       31,117,052
                                                               ---------------
Total                                                              95,484,701
------------------------------------------------------------------------------


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   13
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES                                               158,402(b)       $2,699,170
Calpine                                           119,711(b)           26,576
CMS Energy                                         53,254(b)          770,585
Constellation Energy Group                         42,946           2,502,463
Dominion Resources                                343,775          25,965,326
Duke Energy                                       230,824           6,543,860
Dynegy Cl A                                        92,071(b)          506,391
Public Service Enterprise Group                    57,838           4,026,682
Sempra Energy                                      58,167           2,794,924
                                                               ---------------
Total                                                              45,835,977
------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                             390,760(b)        5,591,776
------------------------------------------------------------------------------

OIL & GAS (8.1%)
Amerada Hess                                       66,746          10,332,281
Anadarko Petroleum                                438,902          47,322,414
Apache                                             82,846           6,257,358
Ashland                                            16,259           1,071,793
BP ADR                                            256,279(c)       18,531,534
Burlington Resources                               94,095           8,587,110
Chevron                                         1,457,000          86,516,660
ConocoPhillips                                  1,368,884          88,566,795
Devon Energy                                      453,905          30,960,860
El Paso                                           156,903           2,111,914
EOG Resources                                      60,827           5,142,315
Exxon Mobil                                     4,610,332         289,298,334
Kerr-McGee                                         28,189           3,111,784
Kinder Morgan                                      25,813           2,484,501
Marathon Oil                                      241,215          18,542,197
Newfield Exploration                              165,750(b)        8,685,300
Occidental Petroleum                               99,896           9,760,838
Royal Dutch Shell ADR Series A                    129,956(c)        8,851,303
Sunoco                                             32,119           3,057,729
Ultra Petroleum                                   159,027(b)       10,939,467
Valero Energy                                     355,453          22,190,931
Williams Companies                                137,692           3,282,577
XTO Energy                                         88,584           4,347,703
                                                               ---------------
Total                                                             689,953,698
------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Bowater                                           172,148           4,706,526
Intl Paper                                        383,805          12,523,557
Louisiana-Pacific                                  27,116             798,566
MeadWestvaco                                       46,559           1,242,660
Weyerhaeuser                                      205,427          14,330,588
                                                               ---------------
Total                                                              33,601,897
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

PHARMACEUTICALS (6.9%)
Abbott Laboratories                                57,400          $2,476,810
AstraZeneca                                       346,128(c)       16,759,142
Bristol-Myers Squibb                            1,223,296          27,878,916
Eli Lilly & Co                                    317,027          17,950,069
GlaxoSmithKline ADR                               253,357(c)       12,982,013
Johnson & Johnson                                 842,212          48,460,878
Merck & Co                                        836,811          28,869,980
Novartis ADR                                      755,065(c)       41,649,385
Pfizer                                          9,576,726         245,930,324
Roche Holding                                     191,679(c)       30,291,940
Schering-Plough                                 2,195,394          42,041,795
Teva Pharmaceutical Inds ADR                      624,211(c)       26,610,115
Wyeth                                           1,126,533          52,102,151
                                                               ---------------
Total                                                             594,003,518
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.2%)
Apartment Investment & Management Cl A             99,481           4,229,932
Equity Office Properties Trust                    267,172           8,501,413
HomeBanc                                          499,000           4,156,670
                                                               ---------------
Total                                                              16,888,015
------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Norfolk Southern                                  136,409           6,798,625
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Analog Devices                                    554,391          22,048,130
Applied Materials                                 585,285          11,149,679
Atmel                                              97,752(b)          386,120
Broadcom Cl A                                     108,008(b)        7,366,146
Credence Systems                                  191,319(b)        1,674,041
Cypress Semiconductor                             452,159(b)        7,655,052
Freescale Semiconductor Cl A                    1,039,134(b)       26,144,611
Freescale Semiconductor Cl B                      520,528(b)       13,143,332
Infineon Technologies ADR                         179,900(b,c)      1,696,457
Integrated Device Technology                      684,231(b)        9,503,969
Intel                                           2,895,211          61,581,137
Linear Technology                                 284,703          10,593,799
Maxim Integrated Products                          54,966           2,255,805
MEMC Electronic Materials                      495,584(b)          14,163,791
PMC-Sierra                                     287,245(b)           2,717,338
Texas Instruments                               1,014,164          29,644,014
                                                               ---------------
Total                                                             221,723,421
------------------------------------------------------------------------------


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

SOFTWARE (3.4%)
Adobe Systems                                     854,900         $33,956,628
Cadence Design Systems                            707,414(b)       12,492,931
Computer Associates Intl                          367,702          10,038,265
Compuware                                       1,365,657(b)       11,253,014
Mercury Interactive                               416,194(b)       14,462,742
Microsoft                                       4,886,644         137,559,028
Oracle                                          3,585,409(b)       45,068,591
Symantec                                          895,597(b)       16,461,073
TIBCO Software                                    849,903(b)        6,790,725
                                                               ---------------
Total                                                             288,082,997
------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
AutoNation                                         53,832(b)        1,199,915
AutoZone                                           15,843(b)        1,548,653
Best Buy                                          252,542          12,793,778
Home Depot                                        801,985          32,520,491
Lowe's Companies                                  188,520          11,980,446
Office Depot                                       76,484(b)        2,535,445
OfficeMax                                          18,410             525,974
RadioShack                                         33,249             738,128
Sherwin-Williams                                   30,181           1,596,575
Staples                                           181,250           4,297,438
Urban Outfitters                                  163,359(b)        4,461,334
                                                               ---------------
Total                                                              74,198,177
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group                                31,647             989,918
Liz Claiborne                                      26,511             920,462
Nike Cl B                                         307,406          24,884,516
Reebok Intl                                        13,270             782,797
VF                                                 24,254           1,345,612
                                                               ---------------
Total                                                              28,923,305
------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.4%)
Countrywide Financial                           1,993,655          66,667,823
Fannie Mae                                      1,486,484          86,126,883
Freddie Mac                                       700,813          47,557,170
Washington Mutual                                 140,856           5,961,026
                                                               ---------------
Total                                                             206,312,902
------------------------------------------------------------------------------

TOBACCO (1.7%)
Altria Group                                    2,068,705         149,650,120
------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                        20,909           1,483,075
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.6%)
Centennial Communications                         208,236           1,963,665
Hutchison Telecommunications Intl ADR             821,415(b,c)     20,576,446

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

WIRELESS TELECOMMUNICATION SERVICES (CONT.)
Motient                                           285,310(b,f)     $5,948,714
NeuStar Cl A                                      896,551(b)       26,008,945
O2                                              4,878,341(c)       17,355,178
Orascom Telecom Holding GDR                       766,987(c)       50,774,539
Partner Communications ADR                         81,633(c)          650,615
Vodafone Group                                 38,054,341(c)       79,875,417
Vodafone Group ADR                                848,854(c)       17,919,308
                                                               ---------------
Total                                                             221,072,827
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $7,805,446,660)                                         $8,248,171,971
------------------------------------------------------------------------------

------------------------------------------------------------------------------
OPTIONS PURCHASED (--%)
------------------------------------------------------------------------------

ISSUER            CONTRACTS       EXERCISE        EXPIRATION          VALUE(a)
                                   PRICE             DATE
PUTS
Google Cl A          332           $430            Feb. 2006         $773,560
------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $674,519)                                                     $773,560
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.1%)(g)
------------------------------------------------------------------------------

ISSUER                            EFFECTIVE      AMOUNT            VALUE(a)
                                    YIELD      PAYABLE AT
                                                MATURITY
COMMERCIAL PAPER
Gemini Securitization
   02-01-06                         4.48%    $80,500,000(h)       $80,489,982
General Electric
   02-01-06                         4.48      38,100,000           38,095,259
Goldman Sachs Group
   02-02-06                         4.44      39,900,000           39,890,158
   02-06-06                         4.48      44,100,000           44,067,072
HSBC Finance
   02-01-06                         4.48      16,700,000           16,697,922
UBS Finance (Delaware) LLC
   02-01-06                         4.38      50,000,000           49,993,917
------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $269,267,639)                                             $269,234,310
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $8,075,388,818(i)                                       $8,518,179,841
==============================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   15
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2006, the value of foreign securities represented 9.0% of net assets.

(d) At Jan. 31, 2006, securities valued at $80,844,450 were held to cover open call options written as follows (see Note 5 to the financial statements):

    ISSUER         CONTRACTS       EXERCISE       EXPIRATION     VALUE(a)
                                    PRICE            DATE
    -----------------------------------------------------------------------
    Google Cl A     1,866           $460          Feb. 2006     $2,966,940

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

    TYPE OF SECURITY                                            CONTRACTS
    -----------------------------------------------------------------------
    PURCHASE CONTRACTS
    S&P 500 Index, March 2006                                       446

(f) At Jan. 31, 2006, security was partially or fully on loan. See Note 4 to the financial statements.

(g) Cash collateral received from security lending activity is invested in short-term securities and represents 0.4% of net assets. See Note 4 to the financial statements. 2.7% of net assets is the Portfolio's cash equivalent position.

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $80,489,982 or 0.9% of net assets.

(i) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $8,075,389,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                               $ 587,877,000

    Unrealized depreciation                                (145,086,000)
    -----------------------------------------------------------------------
    Net unrealized appreciation                           $ 442,791,000
    -----------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
16   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

Growth Trends Portfolio

JAN. 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
      (identified cost $8,075,388,818)                                         $8,518,179,841
Cash in bank on demand deposit                                                      5,598,280
Foreign currency holdings (identified cost $171,019) (Note 1)                         172,504
Dividends and accrued interest receivable                                           5,130,389
Receivable for investment securities sold                                         255,333,531
Unrealized appreciation on foreign currency contracts held, at value (Note 7)          14,147
------------------------------------------------------------------------------------------------
Total assets                                                                    8,784,428,692
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------
Payable for investment securities purchased                                       157,450,720
Unrealized depreciation on foreign currency contracts held, at value (Note 7)          19,171
Payable upon return of securities loaned (Note 4)                                  37,495,000
Accrued investment management services fee                                            126,810
Other accrued expenses                                                                452,341
Options contracts written, at value (premiums received $5,819,301) (Note 5)         2,966,940
------------------------------------------------------------------------------------------------
Total liabilities                                                                 198,510,982
------------------------------------------------------------------------------------------------
Net assets                                                                     $8,585,917,710
================================================================================================
* Including securities on loan, at value (Note 4)                              $   36,382,260
------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.



--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   17
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Growth Trends Portfolio

SIX MONTHS ENDED JAN. 31, 2006 (UNAUDITED)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------
Income:
Dividends                                                                      $   62,559,007
Interest                                                                            6,236,294
Fee income from securities lending (Note 4)                                           358,322
      Less foreign taxes withheld                                                    (179,538)
------------------------------------------------------------------------------------------------
Total income                                                                       68,974,085
------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 19,286,429
Compensation of board members                                                          29,850
Custodian fees                                                                        388,800
Audit fees                                                                             18,750
Other                                                                                 228,027
------------------------------------------------------------------------------------------------
Total expenses                                                                     19,951,856
------------------------------------------------------------------------------------------------
      Earnings credits on cash balances (Note 2)                                       (1,302)
------------------------------------------------------------------------------------------------
Total net expenses                                                                 19,950,554
------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    49,023,531
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
      Security transactions (Note 3)                                            1,323,123,889
      Foreign currency transactions                                                  (450,340)
      Futures contracts                                                            19,350,222
      Options contracts written (Note 5)                                           (3,358,933)
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         1,338,664,838
Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies       (1,032,936,230)
------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             305,728,608
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  354,752,139
================================================================================================
See accompanying notes to financial statements.


--------------------------------------------------------------------------------
18   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

Growth Trends Portfolio

                                                                            JAN. 31, 2006         JULY 31, 2005
                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                             (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                           $     49,023,531      $   182,403,635
Net realized gain (loss) on investments                                      1,338,664,838          754,697,875
Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies    (1,032,936,230)         158,660,856
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                354,752,139        1,095,762,366
-------------------------------------------------------------------------------------------------------------------
Proceeds from contributions                                                     40,472,621           75,006,308
Fair value of withdrawals                                                   (3,331,650,829)      (4,968,829,051)
-------------------------------------------------------------------------------------------------------------------
Net contributions (withdrawals) from partners                               (3,291,178,208)      (4,893,822,743)
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     (2,936,426,069)      (3,798,060,377)
Net assets at beginning of period                                           11,522,343,779       15,320,404,156
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                               $  8,585,917,710      $11,522,343,779
===================================================================================================================
See accompanying notes to financial statements.


--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   19
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Growth Trends Portfolio

(Unaudited as to Jan. 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Trends Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Trends Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial, Inc. (Ameriprise Financial) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


--------------------------------------------------------------------------------
20   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Jan. 31, 2006, foreign currency holdings consisted of multiple denominations, primarily British pounds.

--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   21
--------------------------------------------------------------------------------

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under this agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.6% to 0.48% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of RiverSource New Dimensions Fund to the Lipper Large-Cap Core Funds Index. Prior to Nov. 1, 2005, the performance incentive adjustment was based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $7,647,780 for the six months ended Jan. 31, 2006.


--------------------------------------------------------------------------------
22   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other RiverSource funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended Jan. 31, 2006, the Portfolio's custodian fees were reduced by $1,302 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $10,926,489,212 and $14,198,644,485, respectively, for the six months ended Jan. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At Jan. 31, 2006, securities valued at $36,382,260 were on loan to brokers. For collateral, the Portfolio received $37,495,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $358,322 for the six months ended Jan. 31, 2006. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                             SIX MONTHS ENDED JULY 31, 2006
                                                                        CALLS
-----------------------------------------------------------------------------------------------
                                                              CONTRACTS       PREMIUMS
-----------------------------------------------------------------------------------------------
Balance July 31, 2005                                          34,749       $ 6,283,053
Opened                                                         16,186         8,633,636
Closed                                                        (36,170)       (5,851,940)
Exercised                                                      (9,899)       (2,969,460)
Expired                                                        (3,000)         (275,988)
-----------------------------------------------------------------------------------------------
Balance Jan. 31, 2006                                           1,866       $ 5,819,301
-----------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."


--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   23
--------------------------------------------------------------------------------

6. STOCK INDEX FUTURES CONTRACTS

At Jan. 31, 2006, investments in securities included securities valued at $13,848,420 that were pledged as collateral to cover initial margin deposits on 446 open purchase contracts. The notional market value of the open purchase contracts at Jan. 31, 2006 was $143,121,400 with a net unrealized loss of $441,325. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. FORWARD FOREIGN CURRENCY CONTRACTS

At Jan. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:


EXCHANGE DATE            CURRENCY TO       CURRENCY TO             UNREALIZED      UNREALIZED
                        BE DELIVERED       BE RECEIVED            APPRECIATION    DEPRECIATION
-------------------------------------------------------------------------------------------------
Feb. 1, 2006               1,261,878            713,570            $  7,421       $        --
                         U.S. Dollar      British Pound

Feb. 2, 2006                 964,952            749,140                  --             5,791
                         Swiss Franc        U.S. Dollar

Feb. 2, 2006                 935,719          1,651,076                  --            13,380
                       British Pound        U.S. Dollar

Feb. 2, 2006               1,266,247            715,636               6,726                --
                         U.S. Dollar      British Pound
-------------------------------------------------------------------------------------------------
Total                                                               $14,147           $19,171
-------------------------------------------------------------------------------------------------


8. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                         2006(e)           2005           2004           2003        2002
Ratio of expenses to average daily net assets(a)     .39%(b)           .46%           .45%           .58%         .61%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                   .97%(b)          1.34%           .91%           .92%         .64%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                         114%               75%            49%            20%          27%
--------------------------------------------------------------------------------------------------------------------------
Total return(c)                                     4.04%(d)          8.30%          4.05%         10.01%      (20.76%)
--------------------------------------------------------------------------------------------------------------------------

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d) Not annualized.

(e) Six months ended Jan. 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
24   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource New Dimensions Fund

JAN. 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------
Investment in Portfolio (Note 1)                                                            $8,585,839,960
Capital shares receivable                                                                          782,194
------------------------------------------------------------------------------------------------------------
Total assets                                                                                 8,586,622,154
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------
Capital shares payable                                                                             603,602
Accrued distribution fee                                                                            74,389
Accrued service fee                                                                                  5,040
Accrued transfer agency fee                                                                          1,050
Accrued administrative services fee                                                                 10,506
Other accrued expenses                                                                             953,788
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                1,648,375
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                          $8,584,973,779
============================================================================================================
------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                    $    4,307,000
Additional paid-in capital                                                                   7,831,720,968
Undistributed net investment income                                                              6,741,360
Accumulated net realized gain (loss) (Note 5)                                                  297,007,951
Unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                       445,196,500
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                    $8,584,973,779
============================================================================================================
Net assets applicable to outstanding shares:      Class A                                   $5,295,087,825
                                                  Class B                                   $1,337,395,446
                                                  Class C                                   $   33,350,942
                                                  Class I                                   $   92,721,026
                                                  Class Y                                   $1,826,418,540
Net asset value per share of outstanding
 capital stock:                                   Class A shares    262,851,398             $        20.14
                                                  Class B shares     71,352,809             $        18.74
                                                  Class C shares      1,782,165             $        18.71
                                                  Class I shares      4,579,939             $        20.25
                                                  Class Y shares     90,133,726             $        20.26
------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.


--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   25
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource New Dimensions Fund

SIX MONTHS ENDED JAN. 31, 2006 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                                             $    62,558,533
Interest                                                                                                    6,170,168
Fee income from securities lending                                                                            358,300
      Less foreign taxes withheld                                                                            (179,537)
------------------------------------------------------------------------------------------------------------------------
Total income                                                                                               68,907,464
------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                          19,950,403
Distribution fee
      Class A                                                                                               7,812,826
      Class B                                                                                               8,020,882
      Class C                                                                                                 198,778
Transfer agency fee                                                                                         9,419,833
Incremental transfer agency fee
      Class A                                                                                                 538,202
      Class B                                                                                                 359,892
      Class C                                                                                                   9,584
Service fee -- Class Y                                                                                      1,085,757
Administrative services fees and expenses                                                                   2,172,432
Compensation of board members                                                                                  15,583
Printing and postage                                                                                        1,621,500
Registration fees                                                                                              45,100
Audit fees                                                                                                      6,250
Other                                                                                                         114,107
------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                             51,371,129
      Earnings credits on cash balances (Note 2)                                                             (331,678)
------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                         51,039,451
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                            17,868,013
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
      Security transactions                                                                             1,323,117,036
      Foreign currency transactions                                                                          (450,335)
      Futures contracts                                                                                    19,350,222
      Options contracts written                                                                            (3,358,933)
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                 1,338,657,990
Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                               (1,032,932,021)
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                     305,725,969
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                       $   323,593,982
========================================================================================================================
See accompanying notes to financial statements.


--------------------------------------------------------------------------------
26   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource New Dimensions Fund

                                                                                JAN. 31, 2006           JULY 31, 2005
                                                                             SIX MONTHS ENDED             YEAR ENDED
                                                                                (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                              $     17,868,013         $   100,873,015
Net realized gain (loss) on investments                                         1,338,657,990             754,695,766
Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies       (1,032,932,021)            158,658,167
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   323,593,982           1,014,226,948
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
      Net investment income
         Class A                                                                  (19,745,623)            (59,843,080)
         Class I                                                                     (678,662)               (402,754)
         Class Y                                                                   (9,787,143)            (25,264,241)
      Net realized gain
         Class A                                                               (1,048,466,486)            (66,368,786)
         Class B                                                                 (280,647,444)            (21,459,161)
         Class C                                                                   (6,973,212)               (480,445)
         Class I                                                                  (16,197,619)               (279,703)
         Class Y                                                                 (353,713,564)            (22,415,431)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (1,736,209,753)           (196,513,601)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 3)
------------------------------------------------------------------------------------------------------------------------
Proceeds from sales
      Class A shares (Note 2)                                                     305,538,588             309,583,153
      Class B shares                                                               40,079,320             135,535,176
      Class C shares                                                                1,839,701               6,964,606
      Class I shares                                                               20,049,554              70,265,265
      Class Y shares                                                               27,761,614             249,749,841
Reinvestment of distributions at net asset value
      Class A shares                                                            1,030,753,819             122,902,169
      Class B shares                                                              277,893,433              21,266,905
      Class C shares                                                                6,867,837                 472,693
      Class I shares                                                               16,875,343                 682,371
      Class Y shares                                                              363,500,193              46,516,684
Payments for redemptions
      Class A shares                                                           (2,026,232,293)         (3,400,714,842)
      Class B shares (Note 2)                                                    (745,778,311)         (1,148,602,856)
      Class C shares (Note 2)                                                     (15,129,671)            (28,365,050)
      Class I shares                                                                 (521,137)            (21,759,503)
      Class Y shares                                                             (827,271,557)           (978,758,913)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              (1,523,773,567)         (4,614,262,301)
------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (2,936,389,338)         (3,796,548,954)
Net assets at beginning of period                                              11,521,363,117          15,317,912,071
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                  $  8,584,973,779         $11,521,363,117
========================================================================================================================
Undistributed net investment income                                          $      6,741,360         $    19,084,775
------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   27
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource New Dimensions Fund (formerly AXP New Dimensions Fund)

(Unaudited as to Jan. 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Dimensions Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2006, Ameriprise Financial and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 1.08% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

INVESTMENT IN GROWTH TRENDS PORTFOLIO

The Fund invests all of its assets in the Growth Trends Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Jan. 31, 2006 was 99.99%.


--------------------------------------------------------------------------------
28   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   29
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
30   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,398,488 for Class A, $1,372,791 for Class B and $3,303 for Class C for the six months ended Jan. 31, 2006.

During the six months ended Jan. 31, 2006, the Fund's transfer agency fees were reduced by $331,678 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               SIX MONTHS ENDED JAN. 31, 2006
                                          CLASS A            CLASS B        CLASS C        CLASS I           CLASS Y
------------------------------------------------------------------------------------------------------------------------
Sold                                    13,026,555          1,861,058         85,545        868,303         1,219,749
Issued for reinvested distributions     51,822,717         15,005,044        371,435        844,612        18,175,009
Redeemed                               (87,313,347)       (33,999,750)      (693,935)       (22,566)      (35,261,773)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                (22,464,075)       (17,133,648)      (236,955)     1,690,349       (15,867,015)
------------------------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED JULY 31, 2005
                                         CLASS A            CLASS B         CLASS C        CLASS I          CLASS Y
------------------------------------------------------------------------------------------------------------------------
Sold                                    13,297,974          6,165,871        317,163      2,992,981        10,687,122
Issued for reinvested distributions      5,161,787            941,848         20,962         28,563         1,945,491
Redeemed                              (145,856,804)       (52,123,835)    (1,290,278)      (930,034)      (41,820,066)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)               (127,397,043)       (45,016,116)      (952,153)     2,091,510       (29,187,453)
------------------------------------------------------------------------------------------------------------------------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2006.


--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   31
--------------------------------------------------------------------------------

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $61,551,685 at July 31, 2005, that if not offset by capital gains realized will expire as follows:

        2008              2009             2010               2011

     $5,869,455       $42,999,536       $8,294,019        $4,388,675

As a result of a merger on June, 25, 2004, the Fund acquired capital loss carry-overs and unrealized capital gains. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. SUBSEQUENT EVENT

On Feb. 15, 2006, shareholders approved the merger of RiverSource New Dimensions Fund into RiverSource Large Cap Equity Fund.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


--------------------------------------------------------------------------------
32   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   33
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                      2006(f)          2005           2004             2003         2002
Net asset value, beginning of period              $23.99          $22.58         $21.90           $20.04       $25.43
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .06             .20            .08              .07          .05
Net gains (losses) (both realized and
 unrealized)                                         .78            1.55            .71             1.82        (5.42)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .84            1.75            .79             1.89        (5.37)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.09)           (.16)          (.11)            (.03)        (.02)
Distributions from realized gains                  (4.60)           (.18)            --               --           --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                (4.69)           (.34)          (.11)            (.03)        (.02)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $20.14          $23.99         $22.58           $21.90       $20.04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)           $5,295          $6,845         $9,319           $9,859       $9,863
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(b)                                          .93%(c)         .95%           .91%            1.08%        1.06%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                           .43%(c)         .85%           .45%             .42%         .19%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                        114%             75%            49%              20%          27%
------------------------------------------------------------------------------------------------------------------------
Total return(d)                                    3.75%(e)        7.77%          3.59%            9.47%      (21.14%)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Adjusted to an annual basis.

(d) Total return does not reflect payment of a sales charge.

(e) Not annualized.

(f) Six months ended Jan. 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
34   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B
------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                     2006(f)            2005           2004             2003         2002
Net asset value, beginning of period              $22.64          $21.34         $20.77           $19.12       $24.44
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (.02)            .01           (.10)            (.04)        (.14)
Net gains (losses) (both realized and
 unrealized)                                         .72            1.47            .67             1.69        (5.16)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .70            1.48            .57             1.65        (5.30)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  --              --             --               --         (.02)
Distributions from realized gains                  (4.60)           (.18)            --               --           --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                (4.60)           (.18)            --               --         (.02)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $18.74          $22.64         $21.34           $20.77       $19.12
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)           $1,337          $2,004         $2,849           $3,457       $3,728
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(b)                                         1.71%(c)        1.73%          1.68%            1.85%        1.83%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                          (.34%)(c)         08%          (.32%)           (.35%)       (.57%)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                        114%             75%            49%              20%          27%
------------------------------------------------------------------------------------------------------------------------
Total return(d)                                    3.35%(e)        6.93%          2.74%            8.63%      (21.71%)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Adjusted to an annual basis.

(d) Total return does not reflect payment of a sales charge.

(e) Not annualized.

(f) Six months ended Jan. 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   35
--------------------------------------------------------------------------------

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                      2006(f)          2005           2004             2003         2002
Net asset value, beginning of period              $22.61          $21.32         $20.74           $19.10       $24.42
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (.02)            .01           (.09)            (.04)        (.14)
Net gains (losses) (both realized and
 unrealized)                                         .72            1.46            .67             1.68        (5.16)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .70            1.47            .58             1.64        (5.30)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  --              --             --               --         (.02)
Distributions from realized gains                  (4.60)           (.18)            --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                (4.60)           (.18)            --               --         (.02)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $18.71          $22.61         $21.32           $20.74       $19.10
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $33             $46            $63              $59          $44
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(b)                                         1.71%(c)        1.73%          1.69%            1.87%        1.85%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                          (.33%)(c)        .07%          (.33%)           (.38%)       (.60%)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                        114%             75%            49%              20%          27%
------------------------------------------------------------------------------------------------------------------------
Total return(d)                                    3.35%(e)        6.89%          2.80%            8.59%      (21.73%)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Adjusted to an annual basis.

(d) Total return does not reflect payment of a sales charge.

(e) Not annualized.

(f) Six months ended Jan. 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
36   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I
-------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------
Fiscal period ended July 31,                      2006(g)          2005          2004(b)
Net asset value, beginning of period              $24.14          $22.71         $24.37
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .16             .31            .06
Net gains (losses) (both realized and
 unrealized)                                         .75            1.56          (1.67)
-------------------------------------------------------------------------------------------
Total from investment operations                     .91            1.87          (1.61)
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.20)           (.26)          (.05)
Distributions from realized gains                  (4.60)           (.18)            --
-------------------------------------------------------------------------------------------
Total distributions                                (4.80)           (.44)          (.05)
-------------------------------------------------------------------------------------------
Net asset value, end of period                    $20.25          $24.14         $22.71
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $93             $70            $18
-------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(c)                                          .48%(d)         .52%           .50%(d)
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                           .90%(d)        1.08%           .87%(d)
-------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                        114%             75%            49%
-------------------------------------------------------------------------------------------
Total return(e)                                    4.02%(f)        8.24%         (6.61%)(f)
-------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

(g) Six months ended Jan. 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   37
--------------------------------------------------------------------------------

CLASS Y
------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                      2006(f)          2005           2004             2003         2002
Net asset value, beginning of period              $24.12          $22.70         $22.02           $20.14       $25.51
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .10             .25            .11              .11          .09
Net gains (losses) (both realized and
 unrealized)                                         .77            1.55            .72             1.83        (5.44)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .87            1.80            .83             1.94        (5.35)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.13)           (.20)          (.15)            (.06)        (.02)
Distributions from realized gains                  (4.60)           (.18)            --               --           --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                (4.73)           (.38)          (.15)            (.06)        (.02)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $20.26          $24.12         $22.70           $22.02       $20.14
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)           $1,826          $2,557         $3,068           $3,472       $3,222
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(b)                                          .74%(c)         .78%           .75%             .91%         .90%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                           .62%(c)        1.00%           .61%             .59%         .36%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                        114%             75%            49%              20%          27%
-----------------------------------------------------------------------------------------------------------------------
Total return(d)                                    3.86%(e)        7.95%          3.75%            9.64%      (21.00%)
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of a sales charge.
(e) Not annualized.
(f) Six months ended Jan. 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
38   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE
(UNAUDITED)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2006.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   39
--------------------------------------------------------------------------------

                                                BEGINNING       ENDING          EXPENSES
                                              ACCOUNT VALUE  ACCOUNT VALUE     PAID DURING       ANNUALIZED
                                               AUG. 1, 2005  JAN. 31, 2006    THE PERIOD(a)    EXPENSE RATIO
Class A
   Actual(b)                                      $1,000       $1,037.50         $4.83(c)           .93%
   Hypothetical (5% return before expenses)       $1,000       $1,020.74         $4.79(c)           .93%
Class B
   Actual(b)                                      $1,000       $1,033.50         $8.86(c)          1.71%
   Hypothetical (5% return before expenses)       $1,000       $1,016.77         $8.79(c)          1.71%
Class C
   Actual(b)                                      $1,000       $1,033.50         $8.86(c)          1.71%
   Hypothetical (5% return before expenses)       $1,000       $1,016.77         $8.79(c)          1.71%
Class I
   Actual(b)                                      $1,000       $1,040.20         $2.50(c)           .48%
   Hypothetical (5% return before expenses)       $1,000       $1,023.03         $2.47(c)           .48%
Class Y
   Actual(b)                                      $1,000       $1,038.60         $3.84(c)           .74%
   Hypothetical (5% return before expenses)       $1,000       $1,021.71         $3.81(c)           .74%


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2006:
    +3.75% for Class A, +3.35% for Class B, +3.35% for Class C, +4.02% for Class I and +3.86% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Jan. 31, 2006, the actual expenses paid would have been $4.88 for Class A, $8.91 for Class B, $8.91 for Class C, $2.55 for Class I and $3.90 for Class Y; the hypothetical expenses paid would have been $4.84 for Class A, $8.84 for Class B, $8.84 for Class C, $2.53 for Class I and $3.86 for Class Y.


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40   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   41
--------------------------------------------------------------------------------
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express
Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New
IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April
2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
42   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that although the Fund's investment performance in 2004 was below median, Ameriprise Financial had taken steps to address the below median performance.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would decrease. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered


--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   43
--------------------------------------------------------------------------------
the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

At a meeting of the Fund's shareholders on Feb. 15, 2006, the Fund's shareholders approved a merger of the Fund into RiverSource Large Cap Equity Fund. Completion of the merger is expected to close before the end of first quarter 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
44   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE NEW DIMENSIONS FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.   APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
     Affirmative                                     4,803,263,242.70
     Against                                           203,034,179.86
     Abstain                                           174,309,310.65
     Broker Non-votes                                    3,924,979.51
     TOTAL                                           5,184,531,712.72

2.   ELECTION OF BOARD MEMBERS
     KATHLEEN BLATZ
     Affirmative                                     4,935,529,235.98
     Withhold                                          249,002,476.74
     Abstain                                                     0.00
     TOTAL                                           5,184,531,712.72

     ARNE H. CARLSON
     Affirmative                                     4,927,383,650.58
     Withhold                                          257,148,062.14
     Abstain                                                     0.00
     TOTAL                                           5,184,531,712.72

     PATRICIA M. FLYNN
     Affirmative                                     4,944,154,103.69
     Withhold                                          240,377,609.03
     Abstain                                                     0.00
     TOTAL                                           5,184,531,712.72


--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   45
--------------------------------------------------------------------------------

     ANNE P. JONES
     Affirmative                                     4,931,661,423.07
     Withhold                                          252,870,289.65
     Abstain                                                     0.00
     TOTAL                                           5,184,531,712.72

     JEFFREY LAIKIND
     Affirmative                                     4,937,731,158.38
     Withhold                                          246,800,554.34
     Abstain                                                     0.00
     TOTAL                                           5,184,531,712.72

     STEPHEN R. LEWIS, JR.
     Affirmative                                     4,947,616,551.84
     Withhold                                          236,915,160.88
     Abstain                                                     0.00
     TOTAL                                           5,184,531,712.72

     CATHERINE JAMES PAGLIA
     Affirmative                                     4,941,796,903.85
     Withhold                                          242,734,808.87
     Abstain                                                     0.00
     TOTAL                                           5,184,531,712.72

     VIKKI L. PRYOR
     Affirmative                                     4,941,835,030.40
     Withhold                                          242,696,682.32
     Abstain                                                     0.00
     TOTAL                                           5,184,531,712.72

     ALAN K. SIMPSON
     Affirmative                                     4,920,122,699.15
     Withhold                                          264,409,013.57
     Abstain                                                     0.00
     TOTAL                                           5,184,531,712.72


--------------------------------------------------------------------------------
46   --   RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

     ALISON TAUNTON-RIGBY
     Affirmative                                     4,943,316,006.67
     Withhold                                          241,215,706.05
     Abstain                                                     0.00
     TOTAL                                           5,184,531,712.72

     WILLIAM F. TRUSCOTT
     Affirmative                                     4,940,877,809.59
     Withhold                                          243,653,903.13
     Abstain                                                     0.00
     TOTAL                                           5,184,531,712.72

3.   APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION
     Affirmative                                     4,777,816,064.50
     Against                                           219,203,029.96
     Abstain                                           183,587,638.75
     Broker Non-votes                                    3,924,979.51
     TOTAL                                           5,184,531,712.72

4. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC
     Affirmative                                     4,798,197,914.21
     Against                                           205,452,689.21
     Abstain                                           176,956,129.79
     Broker Non-votes                                    3,924,979.51
     TOTAL                                           5,184,531,712.72

--------------------------------------------------------------------------------
         RIVERSOURCE NEW DIMENSIONS FUND   --   2006 SEMIANNUAL REPORT   --   47
--------------------------------------------------------------------------------

[Logo
RiverSource(SM)
Investments]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus.
RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Growth Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April __, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April __, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          April __, 2006